EXHIBIT 10.27

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 28, 2011 (the “Amendment Date”), among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (the “Company”), CALUMET LP GP, LLC, a Delaware limited liability company, CALUMET OPERATING, LLC, a Delaware limited liability company, CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership, CALUMET SHREVEPORT, LLC, an Indiana limited liability company, CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC, an Indiana limited liability company, CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company, CALUMET SALES COMPANY INCORPORATED, a Delaware corporation, CALUMET PENRECO, LLC, a Delaware limited liability company, CALUMET FINANCE CORP., a Delaware corporation (“Calumet Finance”) and CALUMET SUPERIOR, LLC, a Delaware limited liability company (“Calumet Superior”) (collectively, the “Borrowers” and each individually a “Borrower”), the Lenders party hereto (which Lenders constitute at least the Supermajority Lenders), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

R E C I T A L S:

A. The Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 24, 2011 (as the same may be amended, restated, modified, extended or renewed from time to time, the “Credit Agreement”).

B. The Borrowers, the Supermajority Lenders and the Agent desire to amend the Credit Agreement to increase the dollar amount of in transit Inventory that may be considered Eligible Inventory.

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT

Section 2.1 Amendment to “Eligible Inventory”. The third sentence of the definition of the term “Eligible Inventory” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Subject to the foregoing, Inventory owned by a Borrower which is in transit, in order to constitute Eligible Inventory, shall also be Inventory that either: (i) is in transit between two locations owned or leased by the Borrowers and an appropriate Rent and Costs Reserve has been established, (ii) is subject only to a Document showing Agent as consignee, which has been delivered to Agent or its agent, (iii) is handled by a freight forwarder that has delivered a Lien Waiver to Agent, (iv) is covered by a documentary Letter of Credit requiring the seller to present shipping and title documents to Issuing Bank as a condition to payment, (v) was purchased on open account and the seller has forwarded the shipping and title documents to Agent or a freight forwarder, or (vi) is in transit on a rail car to a location of a Borrower after purchase thereof by a Borrower if (but only if) a Borrower has fully paid for such Inventory or payment therefor is fully secured by a standby letter of credit acceptable to Agent and either

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the shipper, owner and/or operator of such rail car has executed an appropriate Lien Waiver or Agent has established a Rent and Costs Reserve with respect to amounts owing or to become owing to such shipper, owner and/or operator; provided, however, that the aggregate value of all such in transit Inventory referred to in any of the clauses (i) through (vi) above and deemed to constitute Eligible Inventory shall not at any time exceed $25,000,000.

Section 2.2 Amendment to Section 14.1.1. A new Section 14.1.1(c) is hereby added to the Credit Agreement, which new Section shall be added to the end of Section 14.1.1 of the Credit Agreement and shall read in its entirety as follows:

(c) Supplements to Certain Schedules. Notwithstanding anything to the contrary contained herein or in any other Credit Document to the contrary, each of Schedule 1.1B (Pipeline Delivery Points) and Schedule 1.1C (Marked-to-Market Basis) to this Agreement may be supplemented from time to time by the written agreement of Borrower Agent and Agent in connection with the consummation of a Permitted Acquisition and, in the event of any such agreement, the supplemental information so agreed to between Borrower Agent and Agent shall be deemed to be a part of each such Schedule so supplemented for all purposes of this Agreement.

SECTION 3. CONDITIONS PRECEDENT

Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the condition precedent that the Agent shall have received this Amendment as duly executed by all parties hereto, which parties shall include the Borrowers and all other Obligors and at least the Supermajority Lenders.

SECTION 4. MISCELLANEOUS

Section 4.1 Representations and Warranties. Each of the Obligors represents and warrants to the Agent and the Lenders that (a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Documents, made only in reference to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Obligor has all requisite power and authority to execute and deliver this Amendment, and (d) the execution and delivery of this Amendment by such Obligor has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other Contractual Obligation to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law.

Section 4.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and other Credit Documents are ratified and confirmed and shall continue in full force and effect. The Obligors, the Lenders and the Agent agree that the Credit Agreement and other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.3 Reference to Credit Agreement, etc. Each of the Credit Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Credit Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document.

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Section 4.4 Effect of Amendment. Each Obligor hereby agrees that this Amendment shall not limit or diminish the obligations of any Borrower or other Obligor under the Credit Agreement or any other Credit Document, reaffirms its obligations under the Credit Agreement and each of the other Credit Documents.

Section 4.5 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Obligors, the Lenders and the Agent and their respective successors and permitted assigns, except that none of the Obligors may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of the Agent and the Supermajority Lenders.

Section 4.8 Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.

Section 4.9 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.10 Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO OR THERETO.

Section 4.11 Costs and Expenses. The Borrowers agree to pay all reasonable out of pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Hunton & Williams LLP.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE BORROWERS:	CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ R. Patrick Murray, II Name: R. Patrick Murray, II Title: Vice President and Chief Financial Officer

CALUMET LP GP, LLC

By:   Calumet Operating, LLC, its sole member

By:   Calumet Specialty Products Partners, L.P.,

its sole member

By:   Calumet GP, LLC, its general partner

By:   /s/ R. Patrick Murray, II

Name: R. Patrick Murray, II

Title: Vice President and Chief

         Financial Officer

CALUMET OPERATING, LLC

By:   Calumet Specialty Products Partners, L.P.,

its sole member

By:   Calumet GP, LLC, its general partner

By:   /s/ R. Patrick Murray, II

Name: R. Patrick Murray, II

Title: Vice President and Chief Financial Officer

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CALUMET LUBRICANTS CO., LIMITED

PARTNERSHIP

By:   Calumet LP GP, LLC, its general partner

By:   Calumet Operating, LLC, its sole member

By:   Calumet Specialty Products Partners, L.P.,

its sole member

By:   Calumet GP, LLC, its general partner

By:   /s/ R. Patrick Murray, II

Name: R. Patrick Murray, II

Title: Vice President and Chief

Financial Officer

CALUMET SHREVEPORT, LLC

By:   Calumet Lubricants Co., Limited Partnership,

its sole member

By:   Calumet LP GP, LLC, its general partner

By:   Calumet Operating, LLC, its sole member

By:   Calumet Specialty Products Partners, L.P.,

its sole member

By:   Calumet GP, LLC,

         its general partner

By:   /s/ R. Patrick Murray, II

Name: R. Patrick Murray, II

Title: Vice President and Chief

Financial Officer

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CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By:   Calumet Shreveport, LLC, its sole member

By:   Calumet Lubricants Co., Limited Partnership, its sole member

By:   Calumet LP GP, LLC, its general partner

By:   Calumet Operating, LLC, its sole member

By:   Calumet Specialty Products Partners, L.P., its sole member

By:   Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
Name:	R. Patrick Murray, II
Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC

By:   Calumet Shreveport, LLC, its sole member

By:   Calumet Lubricants Co., Limited Partnership, its sole member

By:   Calumet LP GP, LLC, its general partner

By:   Calumet Operating, LLC, its sole member

By:   Calumet Specialty Products Partners, L.P., its sole member

By:   Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
Name:	R. Patrick Murray, II
Title:	Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. Patrick Murray, II
Name:	R. Patrick Murray, II
Title:	Vice President and Chief Financial Officer

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CALUMET PENRECO, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet LP GP, LLC, its general partner

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President and Chief Financial Officer

CALUMET FINANCE CORP.

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President and Chief Financial Officer

CALUMET SUPERIOR, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet LP GP, LLC, its general partner

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P.,
its sole member

By: Calumet GP, LLC,
its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President and Chief
Financial Officer

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THE AGENT AND THE LENDERS:	BANK OF AMERICA, N. A., as Agent and a Lender

	By:	/s/ Hance VanBeber
Name: Hance VanBeber
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Timothy J. Whitefoot
Name: Timothy J. Whitefoot
Title: Authorized Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brant Murdock
Name: Brant Murdock
Title: Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Authorized Signatory
Name: Authorized Signatory
Title: Vice President

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Assistant Vice President

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SUNTRUST BANK,
as a Lender

By:	/s/ Stephen D. Motts
Name:	Stephen D. Motts
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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REGIONS BANK, as a Lender

By:	/s/ Jon Eckhouse
Name:	Jon Eckhouse
Title:	Vice President

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NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III Title: Managing Director

By:	/s/ Daniel Payer
Name: Daniel Payer Title: Managing Director

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COMPASS BANK, as a Lender

By:	/s/ Jason Nichols
Name: Jason Nichols Title: Senior Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna Title: Authorized Signatory

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CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:
Name:
Title:

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